EXHIBIT 99.2

Quarterly Financial Data Supplement (Unaudited)
Fourth Quarter 2005

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF (LOSS) INCOME
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Interest Income
Interest and fees on loans	$162,114	$149,788	$134,842	$121,478	$114,979
Interest and dividends on securities:
Taxable	38,548	41,657	47,304	46,148	42,683
Exempt from Federal income taxes	3,213	2,973	2,595	2,462	2,284

Total interest and dividends on securities	41,761	44,630	49,899	48,610	44,967
Interest on short-term investments	537	317	160	161	93

Total interest income	204,412	194,735	184,901	170,249	160,039

Interest Expense
Interest on deposits	58,806	52,333	45,573	39,977	36,950
Interest on borrowed funds	40,673	38,813	37,043	32,023	25,965

Total interest expense	99,479	91,146	82,616	72,000	62,915

Net Interest Income	104,933	103,589	102,285	98,249	97,124
Provision for Credit Losses	10,833	8,853	9,944	10,962	10,829

Net interest income after provision for credit losses	94,100	94,736	92,341	87,287	86,295
Noninterest (Loss) Income	(24,960)	16,428	50,471	13,271	19,082
Noninterest Expenses	99,973	81,035	79,535	66,510	68,649

(Loss) income from continuing operations before income taxes and discontinued operations	(30,833)	30,129	63,277	34,048	36,728
Income tax (benefit) expense	(15,061)	9,039	20,565	11,236	13,009

(Loss) income from continuing operations	(15,772)	21,090	42,712	22,812	23,719
Discontinued operations, net of income tax	—	—	—	(396)	(325)

Net (Loss) Income	$(15,772)	$21,090	$42,712	$22,416	$23,394

Average Common Shares Outstanding, Basic	74,453,225	74,272,867	73,083,009	71,376,085	70,910,845
Average Common Shares Outstanding, Diluted	75,485,436	75,414,866	74,421,103	73,021,005	72,832,859
Per Common Share, Basic
(Loss) income from continuing operations	$(0.21)	$0.28	$0.58	$0.32	$0.33
Discontinued operations	—	—	—	(0.01)	—

Net (loss) income	$(0.21)	$0.28	$0.58	$0.31	$0.33

Per Common Share, Diluted
(Loss) income from continuing operations	$(0.21)	$0.28	$0.57	$0.32	$0.32
Discontinued operations	—	—	—	(0.01)	—

Net (loss) income	$(0.21)	$0.28	$0.57	$0.31	$0.32

Cash Dividends Declared Per Common Share	$0.17	$0.16	$0.16	$0.16	$0.16

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST (LOSS) INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Noninterest (Loss) Income
Service charges on deposit accounts	$11,844	$12,245	$9,979	$8,577	$9,551
Debit card income	1,611	1,770	1,652	1,515	1,319
Customer service fee income	1,001	1,097	1,120	831	801

Total customer fee income	14,456	15,112	12,751	10,923	11,671

Retail investment services	2,091	2,054	1,467	1,290	974
Insurance income	2,702	2,010	1,449	1,286	1,351
Trust and investment management income	1,312	1,268	1,261	978	998
Benefits administration fees	638	818	650	587	597

Total wealth management income	6,743	6,150	4,827	4,141	3,920

Mortgage banking income	1,720	2,087	2,140	1,487	1,412
Bank-owned life insurance	3,253	2,835	2,759	2,761	2,598
Merchant processing income	2,202	2,864	2,713	2,038	1,681
(Loss) gain on trading and certain derivative activities (1)	(610)	403	(1,032)	904	1,076
Net cash settlement of certain interest rate swaps (2)	(288)	2,377	3,534	4,737	6,064
Other	2,123	1,618	1,355	1,544	1,644

Operating noninterest income (noninterest income, excluding non-operating items)	29,599	33,446	29,047	28,535	30,066

Change in fair value of interest rate swaps (2)	(2,106)	(16,240)	22,277	(17,209)	(2,383)
(Loss) gain on sale of available for sale securities	(52,677)	(1,032)	(1,503)	234	499
Gain on equity investments	224	254	650	1,711	1,267
Impairment of perpetual preferred stock	—	—	—	—	(10,367)

Non-operating noninterest (loss) income	(54,559)	(17,018)	21,424	(15,264)	(10,984)

Total noninterest (loss) income	$(24,960)	$16,428	$50,471	$13,271	$19,082

Noninterest Expenses
Salaries and wages	$34,628	$31,350	$27,258	$24,614	$25,753
Employee benefits	8,826	8,529	8,423	9,024	7,889
Occupancy	7,455	7,387	6,823	6,099	5,780
Furniture and equipment	5,966	5,779	6,023	5,533	5,763
Professional services	7,124	6,125	5,135	4,436	3,766
Advertising and business development	2,277	2,131	2,310	1,909	1,678
Merchant processing expense	1,773	2,327	2,211	1,632	1,358
Telecommunications	1,559	1,533	1,384	1,326	1,346
Amortization of intangibles	2,354	2,337	2,140	1,806	1,814
Other	13,398	11,950	11,514	10,608	10,910

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	85,360	79,448	73,221	66,987	66,057

Employment contract buyouts (reversals)	8,998	144	222	(37)	965
Merger-related costs	529	981	2,194	305	1,627
Impairment from write-down of assets	—	—	917	—	—
Charitable contribution to foundation	—	—	—	683	—
Loss (gain) on early extinguishment of debt	5,086	462	2,981	(1,428)	—

Non-operating noninterest expenses	14,613	1,587	6,314	(477)	2,592

Total noninterest expenses	$99,973	$81,035	$79,535	$66,510	$68,649

(1)	Includes any ineffectiveness on derivatives qualifying for hedge accounting and the fair value adjustments and net cash settlements on all derivatives not qualifying for hedge accounting.
(2)

Relates to derivatives originally documented under the short-cut method.  All of these derivatives have been either terminated or redesignated as hedges under the long-haul method during fourth quarter 2005.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Assets
Cash and due from banks	$341,195	$264,979	$269,996	$219,968	$199,847
Interest-bearing bank balances	21,510	14,165	21,643	5,793	4,669
Securities
Trading	1,402	1,402	20	20	—
Available for sale	3,095,567	3,968,618	4,260,671	4,763,986	4,234,843
Held to maturity	62,648	63,577	65,276	69,805	75,245

Total securities	3,159,617	4,033,597	4,325,967	4,833,811	4,310,088

Loans
Loans held for sale	37,171	59,135	41,427	23,958	21,302
Loans held for investment	9,439,395	9,293,031	8,966,337	8,398,360	8,107,757
Allowance for loan losses	(107,767)	(106,224)	(104,853)	(97,989)	(96,434)

Net loans	9,368,799	9,245,942	8,902,911	8,324,329	8,032,625

Premises and equipment, net	193,574	186,970	183,189	178,044	170,648
Accrued interest receivable	70,838	63,517	69,714	63,861	65,174
Intangible assets	691,758	692,796	693,541	611,921	611,450
Other assets	471,619	445,243	420,944	462,653	404,188

	$14,318,910	$14,947,209	$14,887,905	$14,700,380	$13,798,689

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,512,508	$1,508,370	$1,466,803	$1,290,427	$1,237,877
Interest-bearing	7,721,929	7,617,649	7,406,999	6,884,543	6,433,067

Total deposits	9,234,437	9,126,019	8,873,802	8,174,970	7,670,944
Federal funds purchased and repurchase agreements	1,421,301	1,336,114	1,328,931	1,724,813	1,583,495
Other short-term borrowings	53,064	44,649	113,798	36,312	43,516
Long-term debt	1,922,151	2,751,268	2,901,532	3,211,887	2,972,270
Accrued interest payable	54,401	46,202	39,922	37,892	31,943
Other liabilities	146,024	138,510	112,848	150,303	103,061

Total liabilities	12,831,378	13,442,762	13,370,833	13,336,177	12,405,229

Shareholders’ equity
Preferred stock	—	—	—	—	—
Common stock	74,721	74,575	74,348	71,758	71,252
Surplus	1,151,005	1,148,311	1,143,654	1,064,673	1,056,185
Retained earnings	310,393	338,880	329,743	298,943	288,002
Guarantee of employee stock ownership plan debt and nonvested restricted stock	(2,687)	(3,192)	(3,611)	(4,341)	(3,483)
Common stock held in Rabbi Trust for deferred compensation	(1,404)	(1,396)	(1,388)	(1,383)	(901)
Deferred compensation payable in common stock	1,404	1,396	1,388	1,383	901
Accumulated other comprehensive loss, net of income tax	(45,900)	(54,127)	(27,062)	(66,830)	(18,496)

Total shareholders’ equity	1,487,532	1,504,447	1,517,072	1,364,203	1,393,460

	$14,318,910	$14,947,209	$14,887,905	$14,700,380	$13,798,689

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Investment Securities Portfolio
Trading (at fair value)	$1,402	$1,402	$20	$20	$—

Available for sale (at fair value):
U.S. Treasury	182,468	171,623	183,938	229,272	234,538
U.S. Government agencies	656,442	740,888	856,308	1,070,577	930,046
Mortgage-backed securities	1,688,862	2,494,747	2,696,421	2,913,531	2,502,440
State and municipal	373,892	351,732	318,018	284,241	272,535
Other investments (1)	193,903	209,628	205,986	266,365	295,284

Total available for sale securities	3,095,567	3,968,618	4,260,671	4,763,986	4,234,843

Held to maturity (at amortized cost)	62,648	63,577	65,276	69,805	75,245

Total securities	$3,159,617	$4,033,597	$4,325,967	$4,833,811	$4,310,088

Total securities as a percentage of total assets	22.1%	27.0%	29.1%	32.9%	31.2%

(1)	Other investments in available for sale securities includes corporate bonds, FNMA preferred stock, FHLMC preferred stock, FHLB stock, community bank stocks, and other equity securities.

	December 31, 2005

	Amortized Cost	Percentage of Total	Duration	Book Yield

Debt Securities
U.S. Treasury	$184,211	6.0%	2.3	3.99%
U.S. Government agencies	666,078	21.5	3.2	5.41
Mortgage-backed securities:
Collateralized mortgage obligations	1,248,479	40.4	4.9	4.63
Adjustable rate mortgages	354,130	11.5	2.2	4.56
Pass-through	142,480	4.6	3.3	4.75
State and municipal	379,694	12.3	3.5	4.55
Corporate bonds	114,478	3.7	3.9	4.25

Total available for sale debt securities	$3,089,550	100.0%	3.8	4.73%

Fixed interest rate:
Mortgage-backed securities	$1,388,689	45.0%	4.7	4.65%
Other	1,309,520	42.4	3.2	4.87
Variable interest rate:
Mortgage-backed securities	356,400	11.5	2.2	4.56
Other	34,941	1.1	2.6	5.00

Total available for sale debt securities	$3,089,550	100.0%	3.8	4.73%

Projected Cash Flows for Debt Securities

		Projected Annual Cash Flows By Interest Rate Scenario
	Roll-Off Yield
Year		Based on (2)	Current	Up 1.00%	Down 1.00%

2006	4.79%	$521,288	$534,852	$289,254	$1,401,126
2007	4.36	419,898	507,327	383,256	676,107

(2)	Cash flow for month of December 2005.

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Market Value		Duration

Up 2.00%	(9.8	) %	5.2
Up 1.00%	(4.7)		4.8
Flat	—		3.8
Down 1.00%	3.5		2.1
Down 2.00%	5.5		0.9

The estimated decrease in market value for a five year U.S. Treasury Note when interest rates increase 100 basis points is negative 4.28%.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH
(dollars in thousands) (unaudited)

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Commercial Loans
Commercial and industrial	$2,323,461	$2,373,454	$2,308,526	$2,269,951	$2,077,646
Owner - occupied real estate	801,953	821,426	806,692	824,051	825,582
Commercial real estate	3,933,927	3,803,047	3,669,440	3,289,299	3,246,729

	7,059,341	6,997,927	6,784,658	6,383,301	6,149,957

Consumer Loans
Indirect - sales finance	916,318	891,127	856,564	835,629	790,372
Direct retail	568,588	549,061	530,238	465,266	466,484
Home equity	564,865	570,921	570,362	544,957	535,988

	2,049,771	2,011,109	1,957,164	1,845,852	1,792,844

Mortgage Loans	330,283	283,995	224,515	169,207	164,956

Total loans held for investment	$9,439,395	$9,293,031	$8,966,337	$8,398,360	$8,107,757

Percentage of Loans Held for Investment
Commercial and industrial	24.6%	25.5%	25.8%	27.0%	25.6%
Owner - occupied real estate	8.5	8.8	9.0	9.8	10.3
Commercial real estate	41.7	40.9	40.9	39.2	40.0
Consumer	21.7	21.7	21.8	22.0	22.1
Mortgage	3.5	3.1	2.5	2.0	2.0

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Change in loans held for investment related to bank acquisitions (dispositions) during the three months ended (1)	$—	$—	$311,607	$—	$(1,666)

Growth in Loans Held for Investment (2)
Growth vs. prior quarter, annualized	6.2%	14.5%	27.1%	14.5%	6.1%
Growth year-to-date, annualized	16.4	19.5	21.4	14.5	41.4
Growth in Loans Held for Investment, Excluding Changes from Bank Acquisitions (Dispositions) (2)
Organic growth vs. prior quarter, annualized	6.2%	14.5%	12.2%	14.5%	6.2%
Organic growth year-to-date, annualized	12.6	14.4	13.6	14.5	16.2

(1)

The change during the three months ended June 30, 2005 related to the acqusition of Pointe.  The change during the three months ended December 31, 2004 related to a decrease in the estimated fair value of loans acquired from CNB Florida. The bank acquisition amounts include fair value adjustments recorded in accordance with the purchase method of accounting.

(2)

At September 30, 2004 and December 31, 2003, loans held for investment totaled $7,984,824 and $5,732,205, respectively.  Non organic change of $1,450,239 in the first nine months of 2004 related to the acquisitions of CNB Florida, Florida Banks, and a branch acqusition and the disposition of Community National Bank (acquired in connection with the acquisition of MBFC).

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR LOAN LOSSES
(dollars in thousands) (unaudited)

	At and for the Three Months Ended

	12/31/05		9/30/05		6/30/05		3/31/05		12/31/04

Credit Quality
Loans held for investment	$9,439,395		$9,293,031		$8,966,337		$8,398,360		$8,107,757
Allowance for loan losses	107,767		106,224		104,853		97,989		96,434
Allowance for credit losses (1)	109,350		107,381		105,552		98,690		96,918
Nonperforming loans (2)	33,255		33,708		42,457		39,563		45,082
Foreclosed property (other real estate owned and personal property repossessions)	10,722		11,839		12,618		9,416		10,894

Nonperforming assets	$43,977		$45,547		$55,075		$48,979		$55,976

Nonperforming loans as a% of loans held for investment	0.35%		0.36%		0.47%		0.47%		0.56%
Nonperforming assets as a% of loans held for investment and foreclosed property	0.47		0.49		0.61		0.58		0.69
Allowance for loan losses as a% of loans held for investment	1.14		1.14		1.17		1.17		1.19
Allowance for credit losses as a% of loans held for investment	1.16		1.16		1.18		1.18		1.20
Allowance for loan losses to nonperforming loans	3.24	x	3.15	x	2.47	x	2.48	x	2.14	x
Impaired loans (2)	$16,911		$20,674		$28,266		$25,654		$28,836
Specific allowance for impaired loans	4,336		4,238		4,956		5,247		11,129
Loans past due 90 days or more (mortgage and consumer with interest accruing)	4,548		1,598		2,035		1,816		3,764
Net loan charge-offs	8,864		7,024		6,823		9,190		10,229
Average loans held for investment	9,342,761		9,093,257		8,679,316		8,263,252		8,058,301
Net loan charge-offs as a% of average loans held for investment (annualized)	0.38%		0.31%		0.32%		0.45%		0.50%
Allowance for Loan Losses
Balance at beginning of period	$106,224		$104,853		$97,989		$96,434		$95,874
Purchase accounting acquisitions:
Pointe Financial Corporation	—		—		3,741		—		—
Allowance adjustment for loans sold	—		—		—		—		—
Provision for loan losses	10,407		8,395		9,946		10,745		10,789
Loans charged-off	(10,715)		(8,708)		(8,817)		(10,974)		(12,744)
Recoveries of loans previously charged-off	1,851		1,684		1,994		1,784		2,515

Balance at end of period	$107,767		$106,224		$104,853		$97,989		$96,434

Reserve for Unfunded Lending Commitments (1)
Balance at beginning of period	$1,157		$699		$701		$484		$444
Provision for unfunded lending commitments	426		458		(2)		217		40

Balance at end of period	$1,583		$1,157		$699		$701		$484

Allowance for Credit Losses (1)
Balance at beginning of period	$107,381		$105,552		$98,690		$96,918		$96,318
Purchase accounting acquisitions:
Pointe Financial Corporation	—		—		3,741		—		—
Allowance adjustment for loans sold	—		—		—		—		—
Provision for credit losses	10,833		8,853		9,944		10,962		10,829
Loans charged-off	(10,715)		(8,708)		(8,817)		(10,974)		(12,744)
Recoveries of loans previously charged-off	1,851		1,684		1,994		1,784		2,515

Balance at end of period	$109,350		$107,381		$105,552		$98,690		$96,918

(1)

As of December 31, 2005, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities.  The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.  The provision for credit losses is the sum of the provision for loan losses and the provision for unfunded lending commitments.  Amounts presented for prior periods have been reclassified to conform to the presentation in the fourth quarter of 2005.

(2)

At December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, these credit quality indicators (nonperforming loans and impaired loans) included $1.9 million, $1.9 million, $5.5 million, $6.7 million and $4.7 million, respectively, in restructured loans.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPE OF DEPOSITS AND DEPOSIT GROWTH
(dollars in thousands) (unaudited)

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Noninterest-bearing	$1,512,508	$1,508,370	$1,466,803	$1,290,427	$1,237,877
Interest-bearing checking	1,109,297	1,062,531	971,750	896,844	816,933
Money market accounts	2,290,134	2,559,559	2,754,418	2,663,405	2,704,287
Savings accounts	187,101	190,832	200,903	191,128	192,769

Transaction accounts	5,099,040	5,321,292	5,393,874	5,041,804	4,951,866
Time deposits under $100,000	1,401,469	1,211,875	1,077,281	922,934	836,386
Time deposits of $100,000 or more	1,395,247	1,237,049	1,047,466	857,717	665,820

Customer deposits (3)	7,895,756	7,770,216	7,518,621	6,822,455	6,454,072
Brokered deposits	1,338,681	1,355,803	1,355,181	1,352,515	1,216,872

Total deposits	$9,234,437	$9,126,019	$8,873,802	$8,174,970	$7,670,944

Percentage of Deposits
Noninterest-bearing	16.4%	16.5%	16.5%	15.8%	16.1%
Interest-bearing checking	12.0	11.6	11.0	11.0	10.6
Money market accounts	24.8	28.0	31.0	32.6	35.3
Savings accounts	2.0	2.1	2.3	2.3	2.5

Transaction accounts	55.2	58.2	60.8	61.7	64.5
Time deposits under $100,000	15.2	13.3	12.1	11.3	10.9
Time deposits of $100,000 or more	15.1	13.6	11.8	10.5	8.7

Customer deposits (3)	85.5	85.1	84.7	83.5	84.1
Brokered deposits	14.5	14.9	15.3	16.5	15.9

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Growth vs. Prior Quarter, Annualized (1)
Noninterest-bearing	1.1%	11.2%	54.8%	17.2%	5.0%
Transaction accounts	(16.6)	(5.3)	28.0	7.4	(6.0)
Customer deposits (3)	6.4	13.3	40.9	23.1	(10.3)
Total deposits	4.7	11.3	34.3	26.6	(7.2)
Growth Year-To-Date, Annualized (2)
Noninterest-bearing	22.2%	29.2%	37.3%	17.2%	40.3%
Transaction accounts	3.0	10.0	18.0	7.4	24.5
Customer deposits (3)	22.3	27.3	33.3	23.1	21.1
Total deposits	20.4	25.4	31.6	26.6	27.2

(1)	At September 30, 2004, noninterest-bearing totaled $1,222,467, transaction accounts totaled $5,027,278, customer deposits totaled $6,625,895, and total deposits totaled $7,812,910.
(2)	At December 31, 2003, noninterest-bearing totaled $882,129, transaction accounts totaled $3,978,397, customer deposits totaled $5,330,787, and total deposits totaled $6,032,238.
(3)	Total deposits less brokered deposits.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPE OF ORGANIC DEPOSIT GROWTH
(dollars in thousands) (unaudited)

	For The Period Ended

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Noninterest-Bearing
Beginning balance	$1,508,370	$1,466,803	$1,290,427	$1,237,877	$1,222,467
Increase (decrease) during the three months ended related to:
Organic change	4,138	41,567	62,617	52,550	15,410
Bank acquisitions (dispositions) (1)	—	—	113,759	—	—

Ending balance	$1,512,508	$1,508,370	$1,466,803	$1,290,427	$1,237,877

Transaction Accounts
Beginning balance	$5,321,292	$5,393,874	$5,041,804	$4,951,866	$5,027,278
Increase (decrease) during the three months ended related to:
Organic change	(222,252)	(72,582)	99,461	89,938	(75,412)
Bank acquisitions (dispositions) (1)	—	—	252,609	—	—

Ending balance	$5,099,040	$5,321,292	$5,393,874	$5,041,804	$4,951,866

Customer Deposits (excludes brokered deposits)
Beginning balance	$7,770,216	$7,518,621	$6,822,455	$6,454,072	$6,625,895
Increase (decrease) during the three months ended related to:
Organic change	125,540	251,595	367,605	368,383	(171,823)
Bank acquisitions (dispositions) (1)	—	—	328,561	—	—

Ending balance	$7,895,756	$7,770,216	$7,518,621	$6,822,455	$6,454,072

Total Deposits
Beginning balance	$9,126,019	$8,873,802	$8,174,970	$7,670,944	$7,812,910
Increase (decrease) during the three months ended related to:
Organic change	108,418	252,217	370,271	504,026	(145,716)
Bank acquisitions (dispositions) (1)	—	—	328,561	—	3,750

Ending balance	$9,234,437	$9,126,019	$8,873,802	$8,174,970	$7,670,944

Organic Change vs. Prior Quarter, Annualized (2)
Noninterest-bearing	1.1%	11.2%	19.5%	17.2%	5.0%
Transaction accounts	(16.6)	(5.3)	7.9	7.4	(6.0)
Customer deposits (4)	6.4	13.3	21.6	23.1	(10.3)
Total deposits	4.7	11.3	18.2	26.6	(7.4)
Organic Change Year-To-Date, Annualized (3)
Noninterest-bearing	13.0%	16.9%	18.8%	17.2%	13.0%
Transaction accounts	(2.1)	3.2	7.7	7.4	6.9
Customer deposits (4)	17.2	20.5	23.0	23.1	0.1
Total deposits	16.1	19.6	23.0	26.6	1.3

(1)

The non organic changes in deposits relate to the May 6, 2005 acquisition of Pointe Financial Corporation. These bank acquisition amounts include fair value adjustments recorded in accordance with the purchase method of accounting.

(2)	At September 30, 2004, noninterest-bearing totaled $1,222,467, transaction accounts totaled $5,027,278, customer deposits totaled $6,625,895, and total deposits totaled $7,812,910.
(3)

At December 31, 2003, noninterest-bearing totaled $882,129, transaction accounts totaled $3,978,397, customer deposits totaled $5,330,787, and total deposits totaled $6,032,238.  For the nine months ended September 30, 2004, the non organic change in noninterest-bearing totaled $241,117, transaction accounts totaled $698,286, customer deposits totaled $1,117,029, and total deposits totaled $1,556,363.  The non organic change in the first nine months of 2004 related to the acquisitions of CNB Florida Bancshares, Inc. and Florida Banks, Inc., a branch acqusition, and the disposition of Community National Bank (acquired in connection with the acquisition of MBFC).

(4)	Total deposits less brokered deposits.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF WHOLESALE FUNDING
(dollars in thousands) (unaudited)

	At and for the Three Months Ended

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Types of wholesale funding
Short-term borrowings
Federal funds purchased and repurchase agreements	$1,421,301	$1,336,114	$1,328,931	$1,724,813	$1,583,495
Commercial paper	32,933	33,579	28,734	30,215	29,405
Treasury, tax and loan note	20,131	11,070	85,064	6,097	14,111

Total short-term borrowings	1,474,365	1,380,763	1,442,729	1,761,125	1,627,011
Long-term borrowings
Repurchase agreements	821,000	1,619,893	1,769,893	2,249,984	1,665,134
FHLB advances	852,140	882,147	882,153	712,160	1,057,167
Subordinated notes	155,695	155,695	155,695	155,695	155,695
Manditorily redeemable preferred stock of subsidiary	89,800	89,800	89,800	89,800	89,800
Note payable	865	873	882	725	900
Employee stock ownership plan note payable	500	575	650	890	800
Purchase accounting premiums, net of amortization	2,151	2,285	2,459	2,633	2,774

Total long-term borrowings	1,922,151	2,751,268	2,901,532	3,211,887	2,972,270

Total borrowings	3,396,516	4,132,031	4,344,261	4,973,012	4,599,281
Brokered deposits	1,338,681	1,355,803	1,355,181	1,352,515	1,216,872

Total wholesale borrowings	$4,735,197	$5,487,834	$5,699,442	$6,325,527	$5,816,153

Wholesale borrowings as a percentage of total assets	33.1%	36.7%	38.3%	43.0%	42.2%

Impact of the Net Cash Settlement of Certain Interest Rate Swaps on the Cost of Wholesale Funding (1)

Interest expense - brokered deposits	14,329	14,967	15,470	14,813	14,802
Interest expense - borrowings	40,673	38,813	37,043	32,023	25,965

Total interest expense - wholesale borrowings	55,002	53,780	52,513	46,836	40,767
Net cash settlement of certain interest rate swaps included in noninterest income	288	(2,377)	(3,534)	(4,737)	(6,064)

Interest expense on wholesale borrowings, including net cash settlement of certain interest rate swaps	$55,290	$51,403	$48,979	$42,099	$34,703

Average wholesale borrowings, including brokered CDs	$5,399,810	$5,725,658	$6,197,520	$6,129,337	$5,659,712
Cost of wholesale borrowings	4.04%	3.73%	3.40%	3.10%	2.87%
Cost of wholesale borrowings, including net cash settlement of certain interest rate swaps (2)	4.06%	3.56%	3.17%	2.79%	2.44%

(1)

The costs of wholesale borrowings reflect the net cash settlement of certain interest rate swaps as if it were included as a component of interest expense rather than included in operating noninterest income.  With the redesignation of the CD swap derivatives as hedges effective October 2005, TSFG expects the net cash settlement of the CD swaps to be included in interest expense for future periods rather than included in noninterest income.

(2)	Calculated as interest expense on wholesale borrowings, net of the net cash settlement on swaps, as a% of average outstanding wholesale borrowings (annualized).

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED LOSSES
ON AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands) (unaudited)

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Regulatory Capital
Tier 1 capital	$1,002,466	$1,026,543	$1,011,327	$979,816	$961,294
Tier 2 capital	179,831	179,427	177,995	171,072	169,455

Total risk-based capital	1,182,297	1,205,970	1,189,322	1,150,888	1,130,749

Total risk-weighted assets	11,307,642	11,589,370	11,145,953	10,689,860	10,155,161
Tangible Equity
Shareholders’ equity	$1,487,532	$1,504,447	$1,517,072	$1,364,203	$1,393,460
Intangible assets	(691,758)	(692,796)	(693,541)	(611,921)	(611,450)

Tangible equity	795,774	811,651	823,531	752,282	782,010

Capital Ratios
Total risk-based capital	10.46%	10.41%	10.67%	10.77%	11.13%
Tier 1 risk-based capital	8.87	8.86	9.07	9.17	9.47
Leverage ratio	7.08	7.20	7.12	7.16	7.34
Tangible equity to tangible assets ratio	5.84	5.69	5.80	5.34	5.93
Less: impact of unrealized gain or loss	(0.31)	(0.35)	(0.17)	(0.43)	(0.13)

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	6.15	6.04	5.97	5.77	6.06

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(73,635)	$(87,834)	$(42,914)	$(106,141)	$(29,524)
Net of income tax (included in equity)	(46,350)	(55,291)	(27,029)	(66,830)	(18,496)
Market Rates for U.S. Treasury Notes
Three year	4.36%	4.17%	3.64%	3.92%	3.22%
Five year	4.35	4.19	3.70	4.17	3.61

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/05			9/30/05			6/30/05

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Loans (1)	$9,392,454	$162,114	6.85%	$9,138,137	$149,788	6.50%	$8,706,276	$134,842	6.21%
Investment securities (taxable) (2)	3,517,591	38,548	4.35	3,883,705	41,657	4.26	4,366,761	47,304	4.35
Investment securities (nontaxable) (3)	429,508	4,943	4.57	406,767	4,574	4.46	364,360	3,992	4.39

Total investment securities	3,947,099	43,491	4.37	4,290,472	46,231	4.27	4,731,121	51,296	4.35
Federal funds sold and interest-bearing bank balances	55,933	537	3.81	34,146	317	3.68	22,698	160	2.83

Total earning assets	13,395,486	206,142	6.11	13,462,755	196,336	5.79	13,460,095	186,298	5.55

Non-earning assets	1,458,974			1,482,396			1,441,975

Total assets	$14,854,460			$14,945,151			$14,902,070

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,027,699	$3,321	1.28	$979,487	$2,533	1.03	$928,672	$1,725	0.75
Savings	186,666	228	0.48	193,518	151	0.31	195,851	152	0.31
Money market	2,453,893	17,255	2.79	2,690,104	16,819	2.48	2,704,178	15,185	2.25
Time deposits, excluding brokered deposits	2,639,057	23,673	3.56	2,254,868	17,863	3.14	1,917,124	13,041	2.73

Total interest-bearing customer deposits (4)	6,307,315	44,477	2.80	6,117,977	37,366	2.42	5,745,825	30,103	2.10
Brokered deposits	1,343,222	14,329	4.23	1,353,364	14,967	4.39	1,365,262	15,470	4.54

Total interest-bearing deposits	7,650,537	58,806	3.05	7,471,341	52,333	2.78	7,111,087	45,573	2.57
Borrowings	4,056,588	40,673	3.98	4,372,294	38,813	3.52	4,832,258	37,043	3.07

Total interest-bearing liabilities	11,707,125	99,479	3.37	11,843,635	91,146	3.05	11,943,345	82,616	2.77

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,513,062			1,446,396			1,349,746
Other noninterest liabilities	137,042			146,980			158,305

Total liabilities	13,357,229			13,437,011			13,451,396
Shareholders’ equity	1,497,231			1,508,140			1,450,674

Total liabilities and shareholders’ equity	$14,854,460			$14,945,151			$14,902,070

Net interest margin (tax-equivalent)		$106,663	3.16%		$105,190	3.10%		$103,682	3.09%
Less: tax-equivalent adjustment (3)		1,730			1,601			1,397

Net interest income		$104,933			$103,589			$102,285

Total cost of customer deposits (5)	7,820,377	44,477	2.26	7,564,373	37,366	1.96	7,095,571	30,103	1.70
Total cost of wholesale borrowings (6)	5,399,810	55,002	4.04	5,725,658	53,780	3.73	6,197,520	52,513	3.40

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)	Interest bearing customer deposits include total deposits less brokered deposits and noninterest-bearing deposits.
(5)	Customer deposits include total deposits less brokered deposits.
(6)	Wholesale borrowings include borrowings and brokered deposits.
Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	3/31/05			12/31/04

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Loans (1)	$8,283,500	$121,478	5.95%	$8,071,632	$114,979	5.67%
Investment securities (taxable) (2)	4,244,000	46,148	4.41	4,013,008	42,683	4.23
Investment securities (nontaxable) (3)	348,887	3,788	4.40	329,370	3,514	4.24

Total investment securities	4,592,887	49,936	4.41	4,342,378	46,197	4.23
Federal funds sold and interest- bearing bank balances	30,027	161	2.17	8,333	93	4.44

Total earning assets	12,906,414	171,575	5.39	12,422,343	161,269	5.16

Non-earning assets	1,395,616			1,279,541

Total assets	$14,302,030			$13,701,884

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$829,849	$1,179	0.58	$810,971	$1,006	0.49
Savings	190,899	147	0.31	199,133	153	0.31
Money market	2,716,624	13,810	2.06	2,794,450	12,907	1.84
Time deposits, excluding brokered deposits	1,678,873	10,028	2.42	1,523,169	8,082	2.11

Total interest-bearing customer deposits (4)	5,416,245	25,164	1.88	5,327,723	22,148	1.65
Brokered deposits	1,324,302	14,813	4.54	1,229,993	14,802	4.79

Total interest-bearing deposits	6,740,547	39,977	2.41	6,557,716	36,950	2.24
Borrowings	4,805,035	32,023	2.70	4,429,719	25,965	2.33

Total interest-bearing liabilities	11,545,582	72,000	2.53	10,987,435	62,915	2.28

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,227,861			1,219,407
Other noninterest liabilities	133,748			110,748

Total liabilities	12,907,191			12,317,590
Shareholders’ equity	1,394,839			1,384,294

Total liabilities and shareholders’ equity	$14,302,030			$13,701,884

Net interest margin (tax-equivalent)		$99,575	3.13%		$98,354	3.15%
Less: tax-equivalent adjustment (3)		1,326			1,230

Net interest income		$98,249			$97,124

Total cost of customer deposits (5)	6,644,106	25,164	1.54	6,547,130	22,148	1.35
Total cost of wholesale borrowings (6)	6,129,337	46,836	3.10	5,659,712	40,767	2.87

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)	Interest bearing customer deposits include total deposits less brokered deposits and noninterest-bearing deposits.
(5)	Customer deposits include total deposits less brokered deposits.
(6)	Wholesale borrowings include borrowings and brokered deposits.

Note:  Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF FINANCIAL RESULTS AS RESTATED FOR ACCOUNTING TREATMENT OF DERIVATIVES
(dollars in thousands) (unaudited)

Impact of the Net Cash Settlement of Certain Interest Rate Swaps on the Net Interest Margin (1)

	Three Months Ended

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Net interest income	$104,933	$103,589	$102,285	$98,249	$97,124
Tax-equivalent adjustment	1,730	1,601	1,397	1,326	1,230

Net interest income (tax equivalent)	106,663	105,190	103,682	99,575	98,354
Plus net cash settlement of certain interest rate swaps included in noninterest income	(288)	2,377	3,534	4,737	6,064

Net interest income (tax equivalent), including net cash settlement of certain interest rate swaps	$106,375	$107,567	$107,216	$104,312	$104,418

Average loans	$9,392,454	$9,138,137	$8,706,276	$8,283,500	$8,071,632
Average earning assets	13,395,486	13,462,755	13,460,095	12,906,414	12,422,343
Net interest margin (tax equivalent)	3.16%	3.10%	3.09%	3.13%	3.15%
Net interest margin, including net cash settlement of certain interest rate swaps (2)	3.15	3.17	3.20	3.28	3.34
Average loan growth vs. prior quarter (annualized)	11.0	19.7	20.5	10.6	23.7
Average earning asset growth vs. prior quarter (annualized)	(2.0)	0.1	17.2	15.8	15.2

	Year Ended

	12/31/05	12/31/04

Net interest income	$409,056	$335,841
Tax-equivalent adjustment	6,054	4,356

Net interest income (tax equivalent)	415,110	340,197
Plus net cash settlement of certain interest rate swaps included in noninterest income	10,360	27,560

Net interest income (tax equivalent), including net cash settlement of certain interest rate swaps	$425,470	$367,757

Average loans	$8,883,837	$6,927,336
Average earning assets	13,307,956	11,101,951
Net interest margin (tax equivalent)	3.12%	3.06%
Net interest margin, including net cash settlement of certain interest rate swaps (2)	3.20	3.31
Average loan growth vs. prior year	28.2	40.9
Average earning asset growth vs. prior year	19.9	31.8

(1)

These operating net interest margin ratios reflect the net cash settlement of certain interest rate swaps as if it were included in net interest income (tax-equivalent) rather than in noninterest income.

(2)	Calculated as net interest income, including the net cash settlement of certain interest rate swaps, as a% of average earning assets (annualized).

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/05		9/30/05		6/30/05		3/31/05

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net (Loss) Income, as Reported (GAAP)	$(15,772)	$(0.21)	$21,090	$0.28	$42,712	$0.57	$22,416	$0.31
Non-Operating Items
Change in fair value of interest rate swaps	2,106		16,240		(22,277)		17,209
Loss (gain) on sale of available for sale securities	52,677		1,032		1,503		(234)
Gain on equity investments	(224)		(254)		(650)		(1,711)
Employment contract buyouts (reversals)	8,998		144		222		(37)
Impairment from write-down of assets	—		—		917		—
Merger-related costs	529		981		2,194		305
Charitable contribution to foundation	—		—		—		683
Loss (gain) on early extinguishment of debt	5,086		462		2,981		(1,428)
Related income taxes	(26,563)		(5,582)		4,911		(4,932)
Discontinued operations, net of income tax	—		—		—		396

Operating Earnings (Net Income, Excluding Non-Operating Items)	26,837	0.36	34,113	0.45	32,513	0.44	32,667	0.45
Amortization of intangibles	2,354		2,337		2,140		1,806
Related income taxes	(706)		(701)		(695)		(596)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$28,485	$0.38	$35,749	$0.47	$33,958	$0.46	$33,877	$0.46

Average Common Shares Outstanding, Diluted	75,485,436		75,414,866		74,421,103		73,021,005
Select Balance Sheet (Averages)
Total assets	$14,854,460		$14,945,151		$14,902,070		$14,302,030
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)

Tangible assets	14,161,444		14,253,270		14,246,004		13,691,116

Shareholders’ equity	1,497,231		1,508,140		1,450,674		1,394,839
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)

Tangible equity	804,215		816,259		794,608		783,925

Return on Average Assets
GAAP (loss) earnings	(0.42)%		0.56%		1.15%		0.64%
Operating earnings	0.72		0.91		0.88		0.93
Cash operating earnings on average tangible assets	0.80		1.00		0.96		1.00
Return on Average Equity
GAAP (loss) earnings	(4.18)		5.55		11.81		6.52
Operating earnings	7.11		8.97		8.99		9.50
Cash operating earnings on average tangible equity	14.05		17.38		17.14		17.53

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/04		9/30/04		6/30/04		3/31/04

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$23,394	$0.32	$42,571	$0.61	$14,407	$0.24	$39,136	$0.64
Non-Operating Items
Change in fair value of interest rate swaps	2,383		(16,924)		23,067		(11,076)
Gain on sale of available for sale securities	(499)		(678)		(607)		(5,214)
(Gain) loss on equity investments	(1,267)		367		(1,013)		(2,810)
Gain on disposition of assets and liabilities	—		—		—		(2,350)
Employment contract buyouts (reversals)	965		174		—		(59)
Impairment recovery from write-down of assets	—		—		(277)		—
Merger-related costs	1,627		5,487		575		177
Conservation grant of land	—		—		—		3,350
Loss on early extinguishment of debt	—		—		—		1,429
Related income taxes	(1,136)		3,472		(7,230)		5,010
Impairment of perpetual preferred stock	10,367		—		—		—
Discontinued operations, net of income tax	325		165		—		—

Operating Earnings (Net Income, Excluding Non-Operating Items)	36,159	0.50	34,634	0.49	28,922	0.48	27,593	0.45
Amortization of intangibles	1,814		1,839		1,195		1,195
Related income taxes	(643)		(552)		(397)		(362)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$37,330	$0.51	$35,921	$0.51	$29,720	$0.49	$28,426	$0.47

Average Common Shares Outstanding, Diluted	72,832,859		70,342,922		60,837,792		60,809,470
Select Balance Sheet (Averages)
Total assets	$13,701,884		$13,173,844		$11,100,782		$10,828,734
Intangible assets	(614,507)		(551,625)		(351,133)		(352,449)

Tangible assets	13,087,377		12,622,219		10,749,649		10,476,285

Shareholders’ equity	1,384,294		1,281,463		993,685		992,864
Intangible assets	(614,507)		(551,625)		(351,133)		(352,449)

Tangible equity	769,787		729,838		642,552		640,415

Return on Average Assets
GAAP earnings	0.68%		1.29%		0.52%		1.45%
Operating earnings	1.05		1.05		1.05		1.02
Cash operating earnings on average tangible assets	1.13		1.13		1.11		1.09
Return on Average Equity
GAAP earnings	6.72		13.22		5.83		15.85
Operating earnings	10.39		10.75		11.71		11.18
Cash operating earnings on average tangible equity	19.29		19.58		18.60		17.85

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/03		9/30/03		6/30/03		3/31/03

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$24,080	$0.42	$18,208	$0.38	$22,428	$0.47	$18,867	$0.39
Non-Operating Items
Change in fair value of interest rate swaps	6,071		7,567		(623)		1,222
Gain on sale of available for sale securities	(2,399)		(4,498)		(3,197)		(986)
Gain on equity investments	(2,046)		(1,455)		—		(1,875)
Gain on disposition of assets and liabilities	—		—		(601)		—
Employment contract buyouts	512		—		—		—
Impairment loss from write-down of assets	—		—		268		—
Merger-related costs	2,903		345		382		1,497
Loss on early extinguishment of debt	—		2,699		—		—
Related income taxes	(1,512)		(1,398)		1,207		47

Operating Earnings (Net Income, Excluding Non-Operating Items)	27,609	0.48	21,468	0.45	19,864	0.42	18,772	0.39
Amortization of intangibles	1,274		730		724		705
Related income taxes	(382)		(219)		(232)		(226)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$28,501	$0.50	$21,979	$0.46	$20,356	$0.43	$19,251	$0.40

Average Common Shares Outstanding, Diluted	57,229,604		47,992,601		47,760,781		48,257,498
Select Balance Sheet (Averages)
Total assets	$10,677,236		$9,090,655		$8,862,544		$8,392,975
Intangible assets	(337,820)		(244,531)		(244,410)		(242,104)

Tangible assets	10,339,416		8,846,124		8,618,134		8,150,871

Shareholders’ equity	878,271		648,837		652,901		657,400
Intangible assets	(337,820)		(244,531)		(244,410)		(242,104)

Tangible equity	540,451		404,306		408,491		415,296

Return on Average Assets
GAAP earnings	0.89%		0.79%		1.02%		0.91%
Operating earnings	1.03		0.94		0.90		0.91
Cash operating earnings on average tangible assets	1.09		0.99		0.95		0.96
Return on Average Equity
GAAP earnings	10.88		11.13		13.78		11.64
Operating earnings	12.47		13.13		12.20		11.58
Cash operating earnings on average tangible equity	20.92		21.57		19.99		18.80

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2005		2004		2003

		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$70,446	$0.94	$119,508	$1.80	$83,583	$1.66
Non-Operating Items
Change in fair value of interest rate swaps	13,278		(2,550)		14,237
Loss (gain) on sale of available for sale securities	54,978		(6,998)		(11,080)
Gain on equity investments	(2,839)		(4,723)		(5,376)
Gain on disposition of assets and liabilities	—		(2,350)		(601)
Employment contract buyouts	9,327		1,080		512
Impairment (recovery) loss from write-down of assets	917		(277)		268
Merger-related costs	4,009		7,866		5,127
Conservation grant of land	—		3,350		—
Loss on early extinguishment of debt	7,101		1,429		2,699
Charitable contribution to foundation	683		—		—
Related income taxes	(32,166)		116		(1,656)
Impairment of perpetual preferred stock	—		10,367		—
Discontinued operations, net of income tax	396		490		—

Operating Earnings (Net Income, Excluding Non-Operating Items)	126,130	1.69	127,308	1.92	87,713	1.74
Amortization of intangibles	8,637		6,043		3,433
Related income taxes	(2,698)		(1,954)		(1,059)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$132,069	$1.77	$131,397	$1.98	$90,087	$1.79

Average Common Shares Outstanding, Diluted	74,594,626		66,235,171		50,328,353
Select Balance Sheet (Averages)
Total assets	$14,752,973		$12,208,069		$9,261,657
Intangible assets	(663,274)		(468,060)		(267,416)

Tangible assets	14,089,699		11,740,009		8,994,241

Shareholders’ equity	1,463,125		1,164,004		709,791
Intangible assets	(663,274)		(468,060)		(267,416)

Tangible equity	799,851		695,944		442,375

Return on Average Assets
GAAP earnings	0.48%		0.98%		0.90%
Operating earnings	0.85		1.04		0.95
Cash operating earnings on average tangible assets	0.94		1.12		1.00
Return on Average Equity
GAAP earnings	4.81		10.27		11.78
Operating earnings	8.62		10.94		12.36
Cash operating earnings on average tangible equity	16.51		18.88		20.36

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/05	9/30/05	6/30/05	3/31/05

Select Financial Data Used in Ratios Calculated Below
Net interest income	$104,933	$103,589	$102,285	$98,249
Tax-equivalent adjustment	1,730	1,601	1,397	1,326

Net interest income (tax-equivalent)	$106,663	$105,190	$103,682	$99,575

Total noninterest (loss) income, as reported (GAAP)	$(24,960)	$16,428	$50,471	$13,271
Adjustments for non-operating items:
Change in fair value of interest rate swaps	2,106	16,240	(22,277)	17,209
Loss (gain) on sale of available for sale securities	52,677	1,032	1,503	(234)
Gain on equity investments	(224)	(254)	(650)	(1,711)

Operating noninterest income (noninterest income, excluding non-operating items)	29,599	33,446	29,047	28,535
Net cash settlement of certain interest rate swaps included in noninterest income	(288)	2,377	3,534	4,737

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$29,887	$31,069	$25,513	$23,798

Total noninterest expenses, as reported (GAAP)	$99,973	$81,035	$79,535	$66,510
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(8,998)	(144)	(222)	37
Merger-related costs	(529)	(981)	(2,194)	(305)
Impairment from write-down of assets	—	—	(917)	—
Charitable contribution to foundation	—	—	—	(683)
(Loss) gain on early extinguishment of debt	(5,086)	(462)	(2,981)	1,428

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	85,360	79,448	73,221	66,987
Less: amortization of intangibles	(2,354)	(2,337)	(2,140)	(1,806)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$83,006	$77,111	$71,081	$65,181

Total Revenue (1)
GAAP	$79,973	$120,017	$152,756	$111,520
Operating (2)	136,262	138,636	132,729	128,110
Noninterest (Loss) Income as a % Total Revenue (3)
GAAP	(31.21)	13.69%	33.04%	11.90%
Operating (2)	21.72	24.13	21.88	22.27
Operating, excluding net cash settlement of certain interest rate swaps (4)	21.93	22.41	19.22	18.58
Efficiency Ratios (5)
GAAP	125.01	67.52	52.07	59.64
Operating (2)	62.64	57.31	55.17	52.29
Cash operating (2)	60.92	55.62	53.55	50.88

(1)	The sum of net interest income and noninterest income.
(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated excluding the net cash settlement of certain interest rate swaps.
(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/04	9/30/04	6/30/04	3/31/04

Select Financial Data Used in Ratios Calculated Below
Net interest income	$97,124	$92,084	$72,881	$73,752
Tax-equivalent adjustment	1,230	1,153	1,026	947

Net interest income (tax-equivalent)	$98,354	$93,237	$73,907	$74,699

Total noninterest income, as reported (GAAP)	$19,082	$48,266	$10,163	$47,366
Adjustments for non-operating items:
Change in fair value of interest rate swaps	2,383	(16,924)	23,067	(11,076)
Gain on sale of available for sale securities	(499)	(678)	(607)	(5,214)
(Gain) loss on equity investments	(1,267)	367	(1,013)	(2,810)
Impairment of perpetual preferred stock	10,367	—	—	—
Gain on disposition of assets and liabilities	—	—	—	(2,350)

Operating noninterest income (noninterest income, excluding non-operating items)	30,066	31,031	31,610	25,916
Net cash settlement on certain interest rate swaps included in noninterest income	6,064	7,259	7,235	7,002

Operating noninterest income, excluding net cash settlement on certain interest rate swaps	$24,002	$23,772	$24,375	$18,914

Total noninterest expenses, as reported (GAAP)	$68,649	$69,858	$54,466	$57,271
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(965)	(174)	—	59
Merger-related costs	(1,627)	(5,487)	(575)	(177)
Impairment recovery from write-down of assets	—	—	277	—
Conservation grant of land	—	—	—	(3,350)
Loss on early extinguishment of debt	—	—	—	(1,429)

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	66,057	64,197	54,168	52,374
Less: amortization of intangibles	(1,814)	(1,839)	(1,195)	(1,195)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$64,243	$62,358	$52,973	$51,179

Total Revenue (1)
GAAP	$116,206	$140,350	$83,044	$121,118
Operating (2)	128,420	124,268	105,517	100,615
Noninterest Income as a % Total Revenue (3)
GAAP	16.42%	34.39%	12.24%	39.11%
Operating (2)	23.41	24.97	29.96	25.76
Operating, excluding net cash settlement of certain interest rate swaps (4)	18.69	19.13	23.10	18.80
Efficiency Ratios (5)
GAAP	59.08	49.77	65.59	47.29
Operating (2)	51.44	51.66	51.34	52.05
Cash operating (2)	50.03	50.18	50.20	50.87

(1)	The sum of net interest income and noninterest income.
(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated excluding the net cash settlement of certain interest rate swaps.
(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/03	9/30/03	6/30/03	3/31/03

Select Financial Data Used in Ratios Calculated Below
Net interest income	$72,301	$56,506	$60,620	$61,463
Tax-equivalent adjustment	782	647	595	657

Net interest income (tax-equivalent)	$73,083	$57,153	$61,215	$62,120

Total noninterest income, as reported (GAAP)	$23,924	$25,523	$29,129	$22,163
Adjustments for non-operating items:
Change in fair value of intrest rate swaps	6,071	7,567	(623)	1,222
Gain on sale of available for sale securities	(2,399)	(4,498)	(3,197)	(986)
Gain on equity investments	(2,046)	(1,455)	—	(1,875)
Gain on disposition of assets and liabilities	—	—	(601)	—

Operating noninterest income (noninterest income, excluding non-operating items)	25,550	27,137	24,708	20,524
Net cash settlement on certain interest rate swaps included in noninterest income	6,095	5,360	4,532	3,499

Operating noninterest income, excluding net cash settlement on certain interest rate swaps	$19,455	$21,777	$20,176	$17,025

Total noninterest expenses, as reported (GAAP)	$57,644	$50,541	$50,095	$48,890
Adjustments for non-operating items:
Employment contract buyouts	(512)	—	—	—
Merger-related costs	(2,903)	(345)	(382)	(1,497)
Impairment loss from write-down of assets	—	—	(268)	—
Loss on early extinguishment of debt	—	(2,699)	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	54,229	47,497	49,445	47,393
Less: amortization of intangibles	(1,274)	(730)	(724)	(705)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$52,955	$46,767	$48,721	$46,688

Total Revenue (1)
GAAP	$96,225	$82,029	$89,749	$83,626
Operating (2)	98,633	84,290	85,923	82,644
Noninterest Income as a% Total Revenue (3)
GAAP	24.86%	31.11%	32.46%	26.50%
Operating (2)	25.90	32.19	28.76	24.83
Operating, excluding net cash settlement of certain interest rate swaps (4)	19.72	25.84	23.48	20.60
Efficiency Ratios (5)
GAAP	59.91	61.61	55.82	58.46
Operating (2)	54.98	56.35	57.55	57.35
Cash operating (2)	53.69	55.48	56.70	56.49

(1)	The sum of net interest income and noninterest income.
(2)

Total revenue, noninterest income as a% of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated excluding the net cash settlement of certain interest rate swaps.
(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2005	2004	2003

Select Financial Data Used in Ratios Calculated Below
Net interest income	$409,056	$335,841	$250,890
Tax-equivalent adjustment	6,054	4,356	2,681

Net interest income (tax-equivalent)	$415,110	$340,197	$253,571

Total noninterest income, as reported (GAAP)	$55,210	$124,877	$100,739
Adjustments for non-operating items:
Change in fair value of interest rate swaps	13,278	(2,550)	14,237
Loss (gain) on sale of available for sale securities	54,978	(6,998)	(11,080)
Gain on equity investments	(2,839)	(4,723)	(5,376)
Impairment of perpetual preferred stock	—	10,367	—
Gain on disposition of assets and liabilities	—	(2,350)	(601)

Operating noninterest income (noninterest income, excluding non-operating items)	120,627	118,623	97,919
Net cash settlement on certain interest rate swaps included in noninterest income	10,360	27,560	19,486

Operating noninterest income, excluding net cash settlement on certain interest rate swaps	$110,267	$91,063	$78,433

Total noninterest expenses, as reported (GAAP)	$327,053	$250,244	$207,170
Adjustments for non-operating items:
Employment contract buyouts	(9,327)	(1,080)	(512)
Merger-related costs	(4,009)	(7,866)	(5,127)
Impairment recovery (loss) from write-down of assets	(917)	277	(268)
Conservation grant of land	—	(3,350)	—
Loss on early extinguishment of debt	(7,101)	(1,429)	(2,699)
Charitable contribution to foundation	(683)	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	305,016	236,796	198,564
Less: amortization of intangibles	(8,637)	(6,043)	(3,433)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$296,379	$230,753	$195,131

Total Revenue (1)
GAAP	$464,266	$460,718	$351,629
Operating (2)	535,737	458,820	351,490
Noninterest Income as a% Total Revenue (3)
GAAP	11.89%	27.10%	28.65%
Operating (2)	22.52	25.85	27.86
Operating, excluding net cash settlement of certain interest rate swaps (4)	20.58	19.85	22.31
Efficiency Ratios (5)
GAAP	70.45	54.32	58.92
Operating (2)	56.93	51.61	56.49
Cash operating (2)	55.32	50.29	55.52

(1)	The sum of net interest income and noninterest income.
(2)

Total revenue, noninterest income as a% of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated excluding the net cash settlement of certain interest rate swaps.
(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.